Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2022 FINANCIAL RESULTS
AND UPDATES 2022 GUIDANCE

BATON ROUGE, Louisiana (October 26, 2022) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month periods ended September 30, 2022.
Three-Month Periods Ended September 30, 2022 and 2021

◦Net service revenue increased $4.5 million to $558.0 million compared to $553.5 million in 2021.
◦Net income attributable to Amedisys, Inc. of $25.6 million compared to $45.0 million in 2021.
◦Net income attributable to Amedisys, Inc. per diluted share of $0.79 compared to $1.37 in 2021.

Adjusted Quarterly Results*

•Adjusted EBITDA of $61.5 million compared to $72.4 million in 2021.
•Adjusted net service revenue of $558.9 million compared to $553.5 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. of $37.4 million compared to $50.5 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.15 compared to $1.53 in 2021.

Nine-Month Periods Ended September 30, 2022 and 2021

◦Net service revenue increased $6.3 million to $1,661.1 million compared to $1,654.8 million in 2021.
◦Net income attributable to Amedisys, Inc. of $86.9 million compared to $175.0 million in 2021.
◦Net income attributable to Amedisys, Inc. per diluted share of $2.66 compared to $5.30 in 2021.

Adjusted Year to Date Results*

•Adjusted EBITDA of $202.2 million compared to $234.8 million in 2021.
•Adjusted net service revenue of $1,670.4 million compared to $1,648.3 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. of $125.5 million compared to $157.5 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $3.84 compared to $4.77 in 2021.

* See pages 3 and 15 - 18 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Chris Gerard, President and Chief Executive Officer stated, “Although we continue to be impacted by a few headwinds, most of which we believe to be short-term in nature, our enthusiasm for the future outlook of Amedisys has never been stronger. As we await the final rule in Home Health, we have been making progress on a number of key initiatives and partnerships that will help to drive future growth at Amedisys. During the quarter, we signed an innovative case rate arrangement with one of the largest Medicare Advantage health plans in the US – CVS/Aetna. I am extremely excited by this partnership as it shows how more forward thinking payors view home health and the quality of care we provide to their members. We look forward to expanding these types of contracting relationships across more of our business in the coming quarters. We also signed a comprehensive care at home partnership with The University of Arkansas for Medical Science that will offer patients the full spectrum of Amedisys and Contessa services including Hospital at Home, SNF at Home, Primary Care at Home and Home Health. This partnership provides a new standard of care delivery, spanning across the full continuum of at-home care, and represents the first partnership in which both Contessa and Amedisys services have been in scope at the outset. We will continue to seek out and invest in opportunities with similar health systems looking for an operating partner to build out a differentiated and integrated home care offering utilizing this full suite of services. In order to unlock our full growth potential, we know that clinical labor will be key. The clinical labor market has been more challenging than ever before, but Amedisys is superbly positioned to increase our clinical capacity as we decrease our turnover by focusing on what matters most to our clinicians. We are enhancing our benefit packages in 2023, working on flexible scheduling and focusing on centralization and automation to remove the administrative load for both our care givers and our care center leadership. I am confident that as we move past the chop of 2022 and into 2023, Amedisys will return to consistency in performance and industry leading results. Finally, a heartfelt thank you to all of the Amedisys family for your continued hard work, perseverance and compassion for our patients.”
Updated 2022 Guidance
We are updating our previously issued guidance:
•Adjusted net service revenue is anticipated to be in the range of $2.224 billion to $2.230 billion.
•Adjusted EBITDA is anticipated to be in the range of $253 million to $258 million.
•Adjusted diluted earnings per share is anticipated to be in the range of $4.82 to $4.93 based on an estimated 32.7 million shares outstanding.
This guidance excludes the effects of any future acquisitions and potential share repurchases, if any are made. COVID-19 has impacted the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in its disruptions to the healthcare systems and the economy. Any future regulations or government interventions, extension of the public health emergency, spike in clinicians and business development staff on quarantine, staffing shortages, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

We urge caution in considering the current trends and 2022 guidance disclosed in this press release. The home health, hospice, personal care and high acuity care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.
Earnings Call and Webcast Information
Amedisys will host a conference call on Thursday, October 27, 2022, at 11:00 a.m. Eastern Time to discuss its third quarter results. To participate on the conference call, please call before 11:00 a.m. Eastern Time to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through November 27, 2022 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13733130.
A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice, personal care and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care, inpatient hospital, palliative and skilled nursing facility ("SNF") care in their homes, recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease, or hospice care at the end of life. More than 3,000 hospitals and 90,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. With approximately 21,000 employees in 547 care centers within 36 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 445,000 patients in need every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic ("COVID-19"), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations; the impact of current and proposed federal, state and local vaccine mandates; staffing shortages driven by the competitive labor market; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in Medicare and other medical payment levels; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; competition in the healthcare industry; changes in the case mix of our patients, the episodic versus non-episodic mix of our payors or payment methodologies; changes in estimates and judgments associated with critical accounting policies; our ability to maintain or establish new patient referral sources; our ability to consistently provide high-quality care; our ability to attract and retain qualified personnel; our ability to keep our patients and employees safe; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to integrate, manage and keep our information systems secure; the impact of inflation; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Net service revenue	$557,988	$553,485	$1,661,135	$1,654,795
Other operating income	—	(4)	—	13,300
Cost of service, excluding depreciation and amortization	322,227	310,294	943,258	916,188
General and administrative expenses:
Salaries and benefits	125,550	119,373	376,788	349,533
Non-cash compensation	3,495	4,397	15,990	17,860
Other	59,299	55,158	167,851	158,995
Depreciation and amortization	5,477	7,487	19,705	21,763
Investment impairment	3,009	—	3,009	—
Operating expenses	519,057	496,709	1,526,601	1,464,339
Operating income	38,931	56,772	134,534	203,756
Other income (expense):
Interest income	59	—	108	49
Interest expense	(4,963)	(2,730)	(16,447)	(6,734)
Equity in earnings (loss) from equity method investments	302	1,444	(442)	3,932
Gain on equity method investments	—	—	—	31,092
Miscellaneous, net	491	490	1,155	1,253
Total other (expense) income, net	(4,111)	(796)	(15,626)	29,592
Income before income taxes	34,820	55,976	118,908	233,348
Income tax expense	(9,417)	(10,731)	(32,755)	(57,192)
Net income	25,403	45,245	86,153	176,156
Net loss (income) attributable to noncontrolling interests	239	(239)	739	(1,131)
Net income attributable to Amedisys, Inc.	$25,642	$45,006	$86,892	$175,025
Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.79	$1.38	$2.67	$5.36
Weighted average shares outstanding	32,482	32,607	32,519	32,658
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.79	$1.37	$2.66	$5.30
Weighted average shares outstanding	32,616	32,899	32,680	33,021

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	September 30, 2022 (Unaudited)	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$17,956	$42,694
Restricted cash	13,504	3,075
Patient accounts receivable	302,470	274,961
Prepaid expenses	17,011	10,356
Other current assets	37,839	25,598
Total current assets	388,780	356,684
Property and equipment, net of accumulated depreciation of $102,407 and $96,937	17,248	18,435
Operating lease right of use assets	105,843	101,257
Goodwill	1,285,455	1,196,090
Intangible assets, net of accumulated amortization of $11,891 and $19,900	103,678	111,190
Deferred income tax assets	—	289
Other assets	81,123	73,023
Total assets	$1,982,127	$1,856,968
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$45,527	$38,217
Payroll and employee benefits	145,073	141,001
Accrued expenses	130,100	150,836
Current portion of long-term obligations	12,628	12,995
Current portion of operating lease liabilities	33,872	31,233
Total current liabilities	367,200	374,282
Long-term obligations, less current portion	443,431	432,075
Operating lease liabilities, less current portion	72,030	69,309
Deferred income tax liabilities	15,983	—
Other long-term obligations	13,873	4,979
Total liabilities	912,517	880,645
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 37,852,059 and 37,674,868 shares issued; and 32,479,475 and 32,509,969 shares outstanding	38	38
Additional paid-in capital	750,914	728,118
Treasury stock, at cost 5,372,584 and 5,164,899 shares of common stock	(461,168)	(435,868)
Retained earnings	725,955	639,063
Total Amedisys, Inc. stockholders’ equity	1,015,739	931,351
Noncontrolling interests	53,871	44,972
Total equity	1,069,610	976,323
Total liabilities and equity	$1,982,127	$1,856,968

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)
(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Cash Flows from Operating Activities:
Net income	$25,403	$45,245	$86,153	$176,156
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	5,477	7,487	19,705	21,763
Non-cash compensation	3,495	4,397	15,990	17,860
Amortization and impairment of operating lease right of use assets	12,319	10,479	34,782	30,181
(Gain) loss on disposal of property and equipment	(24)	(72)	507	(64)
Gain on equity method investments	—	—	—	(31,092)
Deferred income taxes	13,028	12,013	19,031	34,729
Equity in (earnings) loss from equity method investments	(302)	(1,444)	442	(3,932)
Amortization of deferred debt issuance costs/debt discount	248	237	743	669
Return on equity method investments	1,370	1,585	3,798	4,268
Investment impairment	3,009	—	3,009	—
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	3,078	5,149	(18,266)	(17,638)
Other current assets	(15,461)	(9,779)	(19,929)	(6,219)
Other assets	63	(886)	283	(938)
Accounts payable	1,388	5,338	5,886	(1,192)
Accrued expenses	(56,319)	(7,736)	(26,790)	(9,363)
Other long-term obligations	466	(49)	243	(1,785)
Operating lease liabilities	(10,207)	(9,417)	(30,864)	(27,372)
Operating lease right of use assets	(661)	(780)	(2,323)	(2,304)
Net cash (used in) provided by operating activities	(13,630)	61,767	92,400	183,727
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	61	101	89	126
Proceeds from the sale of property and equipment	29	98	66	140
Purchases of property and equipment	(1,556)	(2,244)	(4,338)	(5,187)
Investments in technology assets	(289)	(147)	(848)	(147)
Investment in equity method investee	(637)	—	(637)	—
Purchase of cost method investment	—	—	(15,000)	—
Acquisitions of businesses, net of cash acquired	1,359	(262,369)	(71,952)	(264,872)
Net cash used in investing activities	(1,033)	(264,561)	(92,620)	(269,940)
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	306	1,083	1,078	1,706
Proceeds from issuance of stock to employee stock purchase plan	966	1,061	2,857	3,022
Shares withheld to pay taxes on non-cash compensation	(3,187)	(9,750)	(7,949)	(16,694)
Noncontrolling interest contributions	1,148	—	2,100	—
Noncontrolling interest distributions	(450)	(459)	(1,425)	(1,253)
Proceeds from sale of noncontrolling interest	3,941	—	3,941	—
Proceeds from borrowings under term loan	—	290,312	—	290,312
Proceeds from borrowings under revolving line of credit	185,500	111,500	484,000	500,700
Repayments of borrowings under revolving line of credit	(182,000)	(141,500)	(465,500)	(551,700)
Principal payments of long-term obligations	(3,151)	(501)	(10,126)	(5,893)
Debt issuance costs	—	(2,792)	—	(2,792)
Purchase of company stock	—	(10,805)	(17,351)	(84,879)
Payment of accrued contingent consideration	(5,714)	—	(5,714)	—
Provider relief fund advance	—	207	—	(1,465)
Net cash (used in) provided by financing activities	(2,641)	238,356	(14,089)	131,064
Net (decrease) increase in cash, cash equivalents and restricted cash	(17,304)	35,562	(14,309)	44,851
Cash, cash equivalents and restricted cash at beginning of period	48,764	92,646	45,769	83,357
Cash, cash equivalents and restricted cash at end of period	$31,460	$128,208	$31,460	$128,208

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$4,664	$1,565	$9,153	$3,479
Cash paid for Infinity ZPIC interest	$11,544	$—	$11,544	$—
Cash paid for income taxes, net of refunds received	$605	$16,815	$23,582	$25,482
Cash paid for operating lease liabilities	$10,868	$10,197	$33,187	$29,676
Cash paid for finance lease liabilities	$339	$492	$1,074	$1,509
Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$10,390	$14,192	$36,980	$34,881
Right of use assets obtained in exchange for finance lease liabilities	$530	$287	$1,846	$814
Reductions to right of use assets resulting from reductions to operating lease liabilities	$624	$279	$3,387	$1,183
Reductions to right of use assets resulting from reductions to finance lease liabilities	$564	$—	$564	$—
Accrued contingent consideration	$—	$—	$19,195	$—
Noncontrolling interest contribution	$—	$—	$8,900	$—
Days revenue outstanding (1)	47.3	43.5	47.3	43.5

(1) Our calculation of days revenue outstanding at September 30, 2022 and 2021 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended September 30, 2022 and 2021, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)
Segment Information - Home Health

	For the Three-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$222.4	$228.2
Non-Medicare	114.8	110.4
Net service revenue	337.2	338.6
Cost of service	195.3	190.1
Gross margin	141.9	148.5
Other operating expenses	88.3	82.4
Depreciation and amortization	0.9	1.1
Operating income	$52.7	$65.0
Same Store Growth (1):
Medicare revenue	(6%)	2%
Non-Medicare revenue	(1%)	6%
Total admissions	5%	1%
Total volume (2)	1%	1%
Key Statistical Data - Total (3):
Admissions	94,992	86,732
Recertifications	44,985	46,919
Total volume	139,977	133,651

Medicare completed episodes	75,891	78,318
Average Medicare revenue per completed episode (4)	$2,989	$2,969
Medicare visits per completed episode (5)	12.7	13.8

Visiting clinician cost per visit	$101.22	$94.24
Clinical manager cost per visit	11.33	9.85
Total cost per visit	$112.55	$104.09
Visits	1,735,015	1,826,505

	For the Nine-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$668.4	$684.4
Non-Medicare	344.4	332.1
Net service revenue	1,012.8	1,016.5
Other operating income	—	7.3
Cost of service	573.3	563.5
Gross margin	439.5	460.3
Other operating expenses	259.3	243.8
Depreciation and amortization	3.3	3.3
Operating income	$176.9	$213.2
Same Store Growth (1):
Medicare revenue	(5%)	10%
Non-Medicare revenue	—%	10%
Total admissions	2%	8%
Total volume (2)	—%	6%
Key Statistical Data - Total (3):
Admissions	280,266	265,933
Recertifications	133,555	136,744
Total volume	413,821	402,677

Medicare completed episodes	228,177	232,838
Average Medicare revenue per completed episode (4)	$3,017	$2,962
Medicare visits per completed episode (5)	13.0	14.0

Visiting clinician cost per visit	$98.63	$91.94
Clinical manager cost per visit	10.87	9.54
Total cost per visit	$109.50	$101.48
Visits	5,235,922	5,553,423

(1) Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2) Total volume includes all admissions and recertifications.
(3) Total includes acquisitions, start-ups and denovos.
(4) Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode reflects the suspension of sequestration for the period January 1, 2021 through March 31, 2022 and the reinstatement of sequestration at 1% effective April 1, 2022 and at 2% effective July 1, 2022.
(5) Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$187.8	$187.8
Non-Medicare	10.9	9.7
Net service revenue	198.7	197.5
Cost of service	109.4	107.6
Gross margin	89.3	89.9
Other operating expenses	49.1	49.5
Depreciation and amortization	0.5	0.7
Operating income	$39.7	$39.7
Same Store Growth (1):
Medicare revenue	—%	(1%)
Hospice admissions	(3%)	1%
Average daily census	1%	(5%)
Key Statistical Data - Total (2):
Hospice admissions	12,782	13,292
Average daily census	13,314	13,272
Revenue per day, net	$162.24	$161.74
Cost of service per day	$89.36	$88.06
Average discharge length of stay	92	94

	For the Nine-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$557.8	$556.2
Non-Medicare	32.4	30.7
Net service revenue	590.2	586.9
Other operating income	—	6.0
Cost of service	323.2	314.4
Gross margin	267.0	278.5
Other operating expenses	152.1	144.4
Depreciation and amortization	1.7	2.0
Operating income	$113.2	$132.1
Same Store Growth (1):
Medicare revenue	—%	—%
Hospice admissions	1%	3%
Average daily census	(1%)	(4%)
Key Statistical Data - Total (2):
Hospice admissions	40,027	39,650
Average daily census	13,163	13,282
Revenue per day, net	$164.24	$161.87
Cost of service per day	$89.94	$86.68
Average discharge length of stay	90	95

(1) Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2) Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	16.6	15.9
Net service revenue	16.6	15.9
Cost of service	12.2	11.7
Gross margin	4.4	4.2
Other operating expenses	2.4	2.6
Depreciation and amortization	—	0.1
Operating income	$2.0	$1.5
Key Statistical Data - Total:
Billable hours	474,365	558,227
Clients served	7,771	8,697
Shifts	202,638	240,736
Revenue per hour	$34.98	$28.44
Revenue per shift	$81.89	$65.95
Hours per shift	2.3	2.3

	For the Nine-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	45.5	49.9
Net service revenue	45.5	49.9
Other operating income	—	—
Cost of service	34.5	37.4
Gross margin	11.0	12.5
Other operating expenses	6.8	8.8
Depreciation and amortization	0.1	0.2
Operating income	$4.1	$3.5
Key Statistical Data - Total:
Billable hours	1,397,919	1,774,965
Clients served	9,530	11,597
Shifts	598,376	759,242
Revenue per hour	$32.53	$28.11
Revenue per shift	$76.00	$65.71
Hours per shift	2.3	2.3

Segment Information - High Acuity Care

	For the Three-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$1.6	$—
Non-Medicare	3.9	1.5
Net service revenue	5.5	1.5
Cost of service	5.3	0.9
Gross margin	0.2	0.6
Other operating expenses	8.8	3.9
Depreciation and amortization	0.8	0.5
Investment impairment	3.0	—
Operating loss	$(12.4)	$(3.8)
Key Statistical Data - Total:
Full risk admissions	130	46
Limited risk admissions	300	188
Total admissions	430	234

Full risk revenue per episode	$11,615	$9,191
Limited risk revenue per episode	$5,580	$5,524

Number of admitting joint ventures	8	8

	For the Nine-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Medicare	$3.3	$—
Non-Medicare	9.3	1.5
Net service revenue	12.6	1.5
Other operating income	—	—
Cost of service	12.3	0.9
Gross margin	0.3	0.6
Other operating expenses	24.7	3.9
Depreciation and amortization	2.4	0.5
Investment impairment	3.0	—
Operating loss	$(29.8)	$(3.8)
Key Statistical Data - Total:
Full risk admissions	339	46
Limited risk admissions	768	188
Total admissions	1,107	234

Full risk revenue per episode	$11,018	$9,191
Limited risk revenue per episode	$5,556	$5,524

Number of admitting joint ventures	8	8

Segment Information - Corporate

	For the Three-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Other operating expenses	$39.8	$40.5
Depreciation and amortization	3.3	5.1
Total operating expenses	$43.1	$45.6

	For the Nine-Month Periods Ended September 30,
	2022	2021
Financial Information (in millions):
Other operating expenses	$117.7	$125.5
Depreciation and amortization	12.2	15.8
Total operating expenses	$129.9	$141.3

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc.	$25,642	$45,006	$86,892	$175,025
Add:
Income tax expense	9,417	10,731	32,755	57,192
Interest expense, net	4,904	2,730	16,339	6,685
Depreciation and amortization	5,477	7,487	19,705	21,763
Certain items (1)	15,861	6,858	50,920	(24,440)
Interest component of certain items (1)	207	(451)	(4,445)	(1,437)
Adjusted EBITDA (2) (7)	$61,508	$72,361	$202,166	$234,788

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Net service revenue	$557,988	$553,485	$1,661,135	$1,654,795
Add:
Certain items (1)	931	—	9,305	(6,541)
Adjusted net service revenue (3) (7)	$558,919	$553,485	$1,670,440	$1,648,254

Adjusted Other Operating Income Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Other operating income	$—	$(4)	$—	$13,300
Add:
Certain items (1)	—	4	—	(13,300)
Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc.	$25,642	$45,006	$86,892	$175,025
Add:
Certain items (1)	11,740	5,474	38,587	(17,495)
Adjusted net income attributable to Amedisys, Inc. (5) (7)	$37,382	$50,480	$125,479	$157,530

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.79	$1.37	$2.66	$5.30
Add:
Certain items (1)	0.36	0.17	1.18	(0.53)
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$1.15	$1.53	$3.84	$4.77

(1)    The following details the certain items for the three and nine-month periods ended September 30, 2022 and 2021:

Certain Items:

	For the Three-Month Periods Ended September 30, 2022	For the Nine-Month Periods Ended September 30, 2022
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$931	$9,305
Certain Items Impacting Cost of Service:
COVID-19 costs	1,701	7,237
Centralization and reorganization costs	1,154	1,349
Fuel supplement	1,962	3,315
Integration costs	311	1,712
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	3,154	9,855
COVID-19 costs	159	396
Executive Board of Directors transition award	—	3,500
Legal fees - non-routine	—	241
Centralization and reorganization costs	2,676	3,545
Legal settlement	—	(1,058)
Fuel supplement	218	218
Investment impairment	3,009	3,009
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	(207)	4,445
Other expense, net	793	3,851
Total	$15,861	$50,920
Net of tax	$11,740	$38,587
Diluted EPS	$0.36	$1.18

	For the Three-Month Periods Ended September 30, 2021	For the Nine-Month Periods Ended September 30, 2021
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$(6,541)
Certain Items Impacting Other Operating Income:
CARES Act funds	4	(13,300)
Certain Items Impacting Cost of Service:
COVID-19 costs	3,513	16,457
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	2,757	6,249
COVID-19 costs	199	576
Pre-acquisition legal settlement	—	1,825
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	451	1,437
Other income, net	(66)	(31,143)
Total	$6,858	$(24,440)
Net of tax	$5,474	$(17,495)
Diluted EPS	$0.17	$(0.53)

(2) Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.

(3) Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4) Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)    Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(7)    Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.